Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
21. Subsequent Events

On March 12, 2025, the Company's Board of Directors declared a cash dividend of $0.05 per share of the Company’s common stock for the three months ended December 31, 2024, payable on April 3, 2025 to all shareholders of record as of the close of business New York time on March 24, 2025.

The aggregate amount of the dividend is expected to be approximately $3.5 million, which the Company was funded from cash on hand. Also as part of the Company's Return of Capital policy for the three months ended December 31, 2024, the Company repurchase approximately $1.9 million of common stock between March 16, 2025, and March 31, 2025, such that the Dividend and Share Repurchases together equal 25% of net income for the three months ended December 31, 2024.

The Company is aware of reports that Muhamad Kerry Adrianto and certain other business partners and executives of PT Pertamina (Persero), Indonesia’s state-owned energy company (“Pertamina”), were arrested by Indonesian authorities on February 25, 2025 as part of an investigation into allegations of corruption. The allegations relate to the mismanagement of crude oil and oil refinery products at Pertamina between 2018 and 2023. The investigation by Indonesian authorities is ongoing. Mr. Adrianto serves as a director of PT Navigator Khatulistiwa ("PTNK"), our Indonesian joint venture. The Company has begun taking steps to remove Mr. Adrianto from his position as a director at PTNK. Three unencumbered vessels in our fleet and approximately $38.6 million of cash, which we have determined would currently be recorded as restricted cash, are owned by PTNK. The vessels were previously on time charter to Pertamina for the transportation of liquefied petroleum gas within Indonesia, the last and most recent of which expired by its terms on February 15, 2025. We do not believe these events will have a material impact on the Company or our operations taken as a whole.

On January 7, 2025, the Company entered into an agreement to acquire three German-built 17,000 cubic meter capacity, ethylene-capable liquefied gas vessels (the "Purchased Vessels").
On February 19, 2025, the Company acquired the first of the three Purchased Vessels, now renamed Navigator Hyperion for $27.4 million. On February 24, 2025, the Company acquired the second of the Purchased Vessels, now renamed Navigator Titan for $27.4 million. On March 17, 2025 the Company acquired the third of the Purchased Vessels, now renamed Navigator Vesta, for $29.2 million.

On February 7, 2025, the Company entered into a $74.6 million Senior Secured Term Loan (the “February 2025 Facility”) with Nordea Bank Abp, to partially finance the purchase price of the three Purchased Vessels and used cash on hand to pay the remainder of the purchase price. The February 2025 Facility matures on June 7, 2026, however the borrower has an option to extend the facility for a further 18 months. The facility is non-amortizing for the period to June 7, 2026, has a balloon repayment of $25.0 million due on June 6, 2026, if the 18-month extension option is exercised, and bears interest at a rate of Term SOFR plus 180 basis points.